UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015

WESTERN ALLIANCE BANCORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street

Phoenix, Arizona 85004

(Address of principal executive offices, zip code)

(602) 389-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 30, 2015, Western Alliance Bancorporation (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) to its effective shelf registration statement on Form S-3 (File No. 333-203959) filed with the Securities and Exchange Commission on May 7, 2015. The Prospectus Supplement relates to the issuance and sale from time to time of up to $85,768,896.63 of shares our common stock, par value $0.0001 per share, through Credit Suisse Securities (USA) LLC as set forth therein.

This Current Report on Form 8-K is being filed solely for the purpose of filing the opinion of DLA Piper LLP (US) relating to the validity of the shares of common stock set forth in the Prospectus Supplement, which opinion is attached as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Legal Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION

Date: October 30, 2015	By:	/s/ Dale Gibbons
Dale Gibbons
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Legal Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).